UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): September 12, 2005
                                                    ----------------------------
                                                    (September 8, 2005)
                                                    ----------------------------

                                 GAMESTOP CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      1-31228                                            75-2951347
--------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

   625 Westport Parkway, Grapevine, Texas                         76051
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On September 8, 2005, the Board of Directors of GameStop Corp. ("GameStop") granted to each of GameStop's non-employee directors pursuant to the Amended and Restated 2001 Incentive Plan (the "Plan") 10,000 shares of restricted GameStop Class A common stock, par value $.001 per share (the "Restricted Stock"), and options to purchase 24,000 shares of GameStop Class A common stock, par value $.001 per share ("Options"), at an exercise price of $35.88 per share, with each grant of Options vesting in equal annual installments over three years and each grant of Restricted Stock vesting in equal annual installments over two years. The form of restricted share agreement pursuant to which the Restricted Stock was granted under the Plan to the non-employee directors is being filed hereto as Exhibit 10.1. The form of option agreement pursuant to which the Options were granted under the Plan to the non-employee directors is being filed hereto as
Exhibit 10.2.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          10.1  Form of Restricted Share Agreement.

          10.2 Form of Option Agreement (incorporated by reference from GameStop's Annual Report on Form 10-K for the fiscal year ended January 29, 2005 filed with the Securities and Exchange Commission on April 11, 2005).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GAMESTOP CORP.


Date:  September 12, 2005         By: /s/ David W. Carlson
                                      -----------------------------------
                                      Name:  David W. Carlson
                                      Title: Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit     Description
------      -----------

10.1        Form of Restricted Share Agreement.

10.2 Form of Option Agreement (incorporated by reference from GameStop's Annual Report on Form 10-K for the fiscal year ended January 29, 2005 filed with the Securities and Exchange Commission on April 11,
            2005).